UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2024

Assembly Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35005	20-8729264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Tower Place, 7th Floor, South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 509-4583

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ASMB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2024, Assembly Biosciences, Inc. (the "Company") and Arsenal Biosciences, Inc. (the "Sublessor") entered into a First Amendment to Sublease to amend the Company’s sublease of approximately 20,000 square feet of office and laboratory space (the “Premises”) located at 2 Tower Place, 7th Floor, South San Francisco, California (the "Amendment").

The Amendment extends the term of the sublease through September 30, 2029.

Under the terms of the Amendment, the Company is obligated to pay the Sublessor base rent of the following amounts:

Months	Total Monthly Base Rent
January 1, 2025 – December 31, 2025	$64,944.75*
January 1, 2026 – December 31, 2026	$67,142.88
January 1, 2027 – December 31, 2027	$69,540.84
January 1, 2028 – December 31, 2028	$71,938.80
January 1, 2029 – December 31, 2029	$74,536.59

_______________

* Subject to an abatement of one month's base rent.

The Company also has a right of first refusal under the terms of the Amendment to sublease additional space leased by Sublessor on the 6th floor of the building.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which the Company, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 above is incorporated by reference into this Item 2.03, and is qualified in its entirety by reference to the full text of the Sublease, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	First Amendment to Sublease, dated December 30, 2024, by and between Arsenal Biosciences, Inc. and Assembly Biosciences, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Assembly Biosciences, Inc.

Date: January 3, 2025	By:	/s/ John O. Gunderson
John O. Gunderson
VP, General Counsel and Corporate Secretary